                                                                     EXHIBIT 16



                 GLOBAL MANAGED ASSETS FUND - CLASS A SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                             $10.16
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,037.17   =   ERV
One year period ended 12/31/97                                   1   =   n

TOTAL RETURN FOR THE PERIOD                                  3.72%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $10.16
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,089.38   =   ERV
One year period ended 12/31/97                                   1   =   n

TOTAL RETURN FOR THE PERIOD                                  8.94%   =   T

         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                             $10.16
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,301.27   =   ERV
Inception through 12/31/97                                    3.63   =   n

TOTAL RETURN FOR THE PERIOD                                  7.52%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $10.16
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,366.04   =   ERV
Inception through 12/31/97                                    3.63   =   n

TOTAL RETURN FOR THE PERIOD                                  8.97%   =   T

                 GLOBAL MANAGED ASSETS FUND - CLASS A SHARES

             Non-Standardized Cumulative Total Return Calculation
                     Inception Through December 31, 1997


Formula
                                          ERV - P
                                          -------
                                             P               =   T

Including Payment of the Sales Charge
Net Asset Value                                           $10.16
Initial Investment                                     $1,000.00   =   P
Ending Redeemable Value                                $1,301.27   =   ERV

TOTAL RETURN FOR THE PERIOD                               30.13%   =   T


Excluding Payment of the Sales Charge
Net Asset Value                                           $10.16
Initial Investment                                     $1,000.00   =   P
Ending Redeemable Value                                $1,366.04   =   ERV

TOTAL RETURN FOR THE PERIOD                               36.60%   =   T

                 GLOBAL MANAGED ASSETS FUND - CLASS B SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the CDSC
Net Asset Value                                              $9.91
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,042.81   =   ERV
One year period ended 12/31/97                                   1   =   n

TOTAL RETURN FOR THE PERIOD                                  4.28%   =   T

Excluding Payment of the CDSC
Net Asset Value                                              $9.91
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,081.00   =   ERV
One year period ended 12/31/97                                   1   =   n

TOTAL RETURN FOR THE PERIOD                                  8.10%   =   T

         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the CDSC
Net Asset Value                                              $9.91
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,300.52   =   ERV
Inception through 12/31/97                                    3.63   =   n

TOTAL RETURN FOR THE PERIOD                                  7.51%   =   T

Excluding Payment of the CDSC
Net Asset Value                                              $9.91
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,325.52   =   ERV
Inception through 12/31/97                                    3.63   =   n

TOTAL RETURN FOR THE PERIOD                                  8.07%   =   T

                 GLOBAL MANAGED ASSETS FUND - CLASS B SHARES

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1997


Formula
                                          ERV - P
                                          -------
                                             P               =   T

Including Payment of the CDSC
Net Asset Value                                            $9.91
Initial Investment                                     $1,000.00   =   P
Ending Redeemable Value                                $1,300.52   =   ERV

TOTAL RETURN FOR THE PERIOD                               30.05%   =   T


Excluding Payment of the CDSC
Net Asset Value                                            $9.91
Initial Investment                                     $1,000.00   =   P
Ending Redeemable Value                                $1,325.52   =   ERV

TOTAL RETURN FOR THE PERIOD                               32.55%   =   T

                 GLOBAL MANAGED ASSETS FUND - CLASS C SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the CDSC
Net Asset Value                                              $9.93
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,071.30   =   ERV
One year period ended 12/31/97                                   1   =   n

TOTAL RETURN FOR THE PERIOD                                  7.13%   =   T

Excluding Payment of the CDSC
Net Asset Value                                              $9.93
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,080.85   =   ERV
One year period ended 12/31/97                                   1   =   n

TOTAL RETURN FOR THE PERIOD                                  8.09%   =   T

         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the CDSC
Net Asset Value                                              $9.93
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,327.62   =   ERV
Inception through 12/31/97                                    3.63   =   n

TOTAL RETURN FOR THE PERIOD                                  8.12%   =   T

Excluding Payment of the CDSC
Net Asset Value                                              $9.93
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,327.62   =   ERV
Inception through 12/31/97                                    3.63   =   n

TOTAL RETURN FOR THE PERIOD                                  8.12%   =   T

                 GLOBAL MANAGED ASSETS FUND - CLASS C SHARES

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1997

Formula
                                          ERV - P
                                          -------
                                             P               =   T

Including Payment of the CDSC
Net Asset Value                                            $9.93
Initial Investment                                     $1,000.00   =   P
Ending Redeemable Value                                $1,327.62   =   ERV

TOTAL RETURN FOR THE PERIOD                               32.76%   =   T


Excluding Payment of the CDSC
Net Asset Value                                            $9.93
Initial Investment                                     $1,000.00   =   P
Ending Redeemable Value                                $1,327.62   =   ERV

TOTAL RETURN FOR THE PERIOD                               32.76%   =   T